First BanCorp Investor Presentation September 2015 Exhibit 99.1

This
presentation
may
contain
“forward-looking
statements”
concerning
the
Corporation’s
future
economic
performance.
The
words
or
phrases
“expect,”
“anticipate,”
“look
forward,”
“should,”
“believes”
and
similar
statements
of
a
future
or
forward-looking
nature
that
reflect
our
current
views
with
respect
to
future
events
and
financial
performance
are
meant
to
identify
“forward-looking
statements”
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended,
and
are
subject
to
the
safe
harbor
created
by
such
sections.
The
Corporation
wishes
to
caution
readers
not
to
place
undue
reliance
on
any
such
“forward-looking
statements,”
which
speak
only
as
of
the
date
made,
and
to
advise
readers
that
various
factors,
including,
but
not
limited
to,
the
following
could
cause
actual
results
to
differ
materially
from
those
expressed
in,
or
implied
by
such
forward-looking
statements:
uncertainty
about
whether
the
Corporation
will
be
able
to
continue
to
fully
comply
with
the
written
agreement
dated
June
3,
2010
that
the
Corporation
entered
into
with
the
Federal
Reserve
Bank
of
New
York
(the
“New
York
Fed”)
that,
among
other
things,
requires
the
Corporation
to
serve
as
a
source
of
strength
to
FirstBank
and
that,
except
with
the
consent
generally
of
the
New
York
Fed
and
the
Board
of
Governors
of
the
Federal
Reserve
System
(the
“Federal
Reserve
Board”),
prohibits
the
Corporation
from
paying
dividends
to
stockholders
or
receiving
dividends
from
FirstBank,
making
payments
on
trust
preferred
securities
or
subordinated
debt
and
incurring,
increasing
or
guaranteeing
debt
or
repurchasing
any
capital
securities;
uncertainty
as
to
the
availability
of
certain
funding
sources,
such
as
brokered
CDs;
the
Corporation’s
reliance
on
brokered
CDs
to
fund
operations
and
provide
liquidity;
the
risk
of
not
being
able
to
fulfill
the
Corporation’s
cash
obligations
or
resume
paying
dividends
to
the
Corporation’s
stockholders
in
the
future
due
to
the
Corporation’s
need
to
receive
approval
from
the
New
York
Fed
and
the
Federal
Reserve
Board
to
receive
dividends
from
FirstBank
or
FirstBank’s
failure
to
generate
sufficient
cash
flow
to
make
a
dividend
payment
to
the
Corporation;
the
strength
or
weakness
of
the
real
estate
markets
and
of
the
consumer
and
commercial
sectors
and
their
impact
on
the
credit
quality
of
the
Corporation’s
loans
and
other
assets,
which
has
contributed
and
may
continue
to
contribute
to,
among
other
things,
high
levels
of
non-performing
assets,
charge-offs
and
provisions
for
loan
and
lease
losses
and
may
subject
the
Corporation
to
further
risk
from
loan
defaults
and
foreclosures;
the
ability
of
FirstBank
to
realize
the
benefits
of
its
deferred
tax
assets
subject
to
the
remaining
valuation
allowance;
additional
adverse
changes
in
general
economic
conditions
in
Puerto
Rico,
the
U.S.,
and
the
U.S.
Virgin
Islands
and
British
Virgin
Islands,
including
the
interest
rate
environment,
market
liquidity,
housing
absorption
rates,
real
estate
prices,
and
disruptions
in
the
U.S.
capital
markets,
which
has
reduced
interest
margins
and
affected
funding
sources,
and
has
affected
demand
for
all
of
the
Corporation’s
products
and
services
and
reduced
the
Corporation’s
revenues
and
earnings,
and
the
value
of
the
Corporation’s
assets;
a
credit
default
by
the
Puerto
Rico
government
or
any
of
its
public
corporations
or
other
instrumentalities,
and
recent
and
any
future
downgrades
of
the
long-term
and
short-term
debt
ratings
of
the
Puerto
Rico
government,
which
could
exacerbate
Puerto
Rico’s
adverse
economic
conditions;
an
adverse
change
in
the
Corporation’s
ability
to
attract
new
clients
and
retain
existing
ones;
a
decrease
in
demand
for
the
Corporation’s
products
and
services
and
lower
revenues
and
earnings
because
of
the
continued
recession
in
Puerto
Rico,
the
current
fiscal
problems
of
the
Puerto
Rico
government
and
recent
credit
downgrades
of
the
Puerto
Rico
government’s
debt;
the
risk
that
any
portion
of
the
unrealized
losses
in
the
Corporation’s
investment
portfolio
is
determined
to
be
other-than-temporary,
including
additional
impairments
on
the
Puerto
Rico
government’s
obligations;
uncertainty
about
regulatory
and
legislative
changes
for
financial
services
companies
in
Puerto
Rico,
the
U.S.,
the
U.S.
Virgin
Islands
and
British
Virgin
Islands,
which
could
affect
the
Corporation’s
financial
condition
or
performance
and
could
cause
the
Corporation’s
actual
results
for
future
periods
to
differ
materially
from
prior
results
and
anticipated
or
projected
results;
changes
in
the
fiscal
and
monetary
policies
and
regulations
of
the
U.S.
federal
government
and
the
Puerto
Rico
and
other
governments,
including
those
determined
by
the
Federal
Reserve
Board,
the
New
York
Fed,
the
FDIC,
government-sponsored
housing
agencies,
and
regulators
in
Puerto
Rico
and
the
U.S.
and
British
Virgin
Islands;
the
risk
of
possible
failure
or
circumvention
of
controls
and
procedures
and
the
risk
that
the
Corporation’s
risk
management
policies
may
not
be
adequate;
the
risk
that
the
FDIC
may
increase
the
deposit
insurance
premium
and/or
require
special
assessments
to
replenish
its
insurance
fund,
causing
an
additional
increase
in
the
Corporation’s
non-interest
expenses;
the
impact
on
the
Corporation’s
results
of
operations
and
financial
condition
of
acquisitions
and
dispositions,
including
the
recent
acquisition
of
loans
and
branches
of
Doral
Bank
as
well
as
the
assumption
of
deposits
at
the
branches;
a
need
to
recognize
impairments
on
financial
instruments,
goodwill,
or
other
intangible
assets
relating
to
acquisitions;
the
risk
that
downgrades
in
the
credit
ratings
of
the
Corporation’s
long-term
senior
debt
will
adversely
affect
the
Corporation’s
ability
to
access
necessary
external
funds;
the
impact
of
the
Dodd-Frank
Wall
Street
Reform
and
Consumer
Protection
Act
on
the
Corporation’s
businesses,
business
practices,
and
cost
of
operations;
and
general
competitive
factors
and
industry
consolidation.
The
Corporation
does
not
undertake,
and
specifically
disclaims
any
obligation,
to
update
any
“forward-looking
statements”
to
reflect
occurrences
or
unanticipated
events
or
circumstances
after
the
date
of
such
statements
except
as
required
by
the
federal
securities
laws.
Forward-Looking Statements

Investment Thesis
A turn-around story underscored by steady improvement and organic market share gains in the core franchise, operating within a challenging macro environment.
Strong, tenured leadership team with a commitment to increasing shareholder value, while fulfilling our vision to be the most highly regarded financial institution in the markets we serve.
Improving operating results, together with ongoing efforts to improve efficiencies and further build-out our core franchise, are our priorities.
Improving our risk profile and maintaining a strong capital position remain central to our operating philosophy.
Opportunities for additional branch consolidation and market share expansion.
Share price continues to trail capital formation and profitability as TBV ended 2Q15 at
$7.35/share.
The Value of First BanCorp

1First BanCorp

1First Bank
51 Branches
1First Mortgage
50 Branches
1First Bank Insurance
9 Branches
Auto Lending
2 Branches
moneyexpress
27 Branches

Tortola
St. Thomas
St. John
St. Croix
1First Bank
12 Branches
1First Bank Insurance
2 Branches
1First Express
2 Branches

Broward
Miami
1First Bank
10 Branches

Franchise Overview

Founded in 1948
Headquartered in San Juan, Puerto Rico
with operations in PR, Eastern Caribbean
(Virgin Islands) and Florida
–
~2,600 FTE employees
(1)
2nd largest financial holding company in
Puerto Rico with attractive business mix
and substantial loan market share
Florida presence with focus on serving
southeast Florida region
The largest depository institution in the
US Virgin Islands with approximately 40%
deposit market share
164 ATM machines and largest ATM
network  in the Eastern Caribbean
Region
(2)
A well diversified operation with over
650,000 retail & commercial customers
As
of
June
30,
2015.
1) FTE = Full Time Equivalent.
2) Eastern Caribbean Region or ECR includes United States and British Virgin Islands.
Well-diversified with significant competitive strengths
Eastern Caribbean Region
7% of Assets
Southeast Florida
11% of Assets

June 2010:
Written
Agreement
with the FED
and Consent
Order with
FDIC
July 2010:
The U.S.
Treasury
exchanged
TARP for
convertible
preferred
August 2010:
Exchange of
89% Perpetual
Preferred
Stock for
Common
Feb 2011:
Sale of non-
performing
loans with
book value
of $269
million
Feb-April 2011:
Sale of $330
million of MBS
and  $518 million
of performing
residential
mortgages
March 2013:
Sale of NPLs with
book value of
$218 million &
entered separate
agreements for
sale of NPLs with
a book value of
$99 million
2010
2011
2015
October 2011:
Conversion of the
shares held by
the U.S. Treasury
into 32.9 million
shares of
common stock
May 2012:
Acquisition of a
$406 million
portfolio of
FirstBank-
branded credit
cards from FIA
June 2013:
Write-off of $66.6
million collateral
pledged to
Lehman, sale of
NPLs with book
value of $203.8
million and $19.2
million of OREO
October 2011:
Private placement
of $525 million in
common stock.
Lead investors
included Thomas H.
Lee & Oaktree
2012
August 2013:
Completed
secondary
offering
reducing
ownership
interest of U S
Treasury and
PE Investors
2013
Sept 2014:
UST announced
on Sept 9    its
first predefined
written trading
plan, in which
it will be selling
it’s position in
FBP.
($ in millions)
2009
2Q 2015
Change ('09-'15)
% improvement
NPAs
$1,711
$644
$1,067
62%
NPAs/assets
8.7%
5.1%
359 bps
Government exposure
$1,364
$379
$985
72%
Tier 1 Common Ratio
4.1%
16.4%
1230 bps
TCE / TA
3.2%
12.6%
939 bps
Core deposits
$5,108
$7,174
$2,066
40%
Brokered deposits
$7,561
$2,331
$5,230
69%
NIM
2.69%
4.18%
149 bps
2014
Dec 2014:
Partial recapture
of DTA Valuation
Allowance of $303
million.  TBV
$7.45/share.
UST sold 4.4 mm
shares. Ownership
at 7.7%.
Feb 2015:
Acquired 10
branches, over $500
million in deposits
and $325 million of
residential mortgage
loans from FDIC as
receiver for Doral.
April 2015:
FDIC lifted
Consent
Order.
During 1Q
UST sold 5.0
mm shares.
Ownership
at 4.8%.
May 2015:
Sold $150 million of
classified assets.
June 2015:
Released DFAST results
in severely adverse
scenario FBP exceeds
well-capitalized
threshold
Franchise Overview
Our turnaround story
De-Risking of
Balance Sheet
Capital
Enhanced Franchise
Value
th

Franchise Overview
Well positioned Puerto Rico institution in a consolidating market
Source:
PR
Market
Share
Report
prepared
with
data
provided
by
the
Commissioner
of
Financial
Institutions
of
Puerto
Rico
as
of
6/30/15.
1) Puerto Rico only.
2) Calculated as institution bank branches within a mile of an FBP branch as a percentage of total institution branches. Alphabetical order.
Puerto
Rico
Total
Assets
(1)
Puerto
Rico
Total
Loans
(1)
Puerto
Rico
Deposits,
Net
of
Brokered
(1)
Strong and uniquely positioned franchise in
densely populated regions of core operating
footprint
Strong market share in loan portfolios
facilitates customer relationship expansion and
cross-sell to increase deposit share
Long-term opportunity for additional
consolidation
Branch overlap of greater than 44% with
five Puerto Rico institutions
(2)
1-mile branch overlap
(2)
72
100%
48
52
44
Institutions
Portfolio
Balance
Market
Share
Institutions
Portfolio
Balance
Market
Share
Institutions
Portfolio
Balance
Market
Share
1
Banco Popular
27,974
$
47.4%
1
Banco
Popular
19,049
$
43.9%
1
Banco Popular
20,609
$
51.0%
2
FirstBank
9,604
16.3%
2
FirstBank
7,361
17.0%
2
FirstBank
4,579
11.3%
3
Oriental Bank
6,917
11.7%
3
Oriental Bank
4,780
11.0%
3
Banco Santander
4,316
10.7%
4
Scotiabank
5,703
9.7%
4
Banco Santander
4,486
10.3%
4
Oriental Bank
4,151
10.3%
5
Banco Santander
5,439
9.2%
5
Scotiabank
4,202
9.7%
5
Scotiabank
3,555
8.8%
6
Citibank
2,712
4.6%
6
Other
2,826
6.5%
6
Citibank
2,698
6.7%
7
Banco Cooperativo
591
1.0%
7
Citibank
506
1.2%
7
Banco Cooperativo
498
1.2%
8
Banesco
87
0.1%
8
Banco Cooperativo
155
0.4%
8
Banesco
42
0.1%
Total
59,027
$
100.0%
Total
43,367
$
100.0%
Total
40,449
$
100.0%

Diversified business model across all regions
Franchise Overview
Consumer Banking
Mortgage Banking
Commercial Lending
•
Focus on small to middle
market commercial and
corporate borrowers across
FBP’s footprint. Complimented
by full suite of deposit and
business products.
•
Balanced risk/return profile to
manage concentration
risk/earnings.
•
Growth opportunities centered
in south Florida region and
expanding lending teams.
•
Building stronger transaction
banking services to target
market share opportunities.
•
Emphasis on cross-sell and core
deposit gathering with recent
launch of new products and
services.
•
Average origination
(1)
volume
over past 4 quarters of $450
million.
•
Originate, sale & servicing
model.
•
Production channels centered
on expanding branch network
vs. correspondents/brokers.
•
Target majority conforming
originations.
•
Fannie, Freddie and FHA
Servicer.
•
Recently purchased residential
mortgage portfolio of $325
million  from FDIC as receiver
for Doral Bank.
•
Average origination
(1)
volume
over the past 4 quarters of
$168 million.
•
Attractive branch network
across densely populated regions
in Puerto Rico, south Florida and
the V.I.  Recently expanded
Puerto Rico footprint through
Doral acquisition.
•
Full suite of leading edge
deposit products. Increased
emphasis on transaction
banking, mobile and remote
channels.
•
Well-diversified, high-yielding
consumer portfolio: auto;
personal loans;  and credit card
portfolio.
•
Earnings growth focused on
ongoing market share gains and
product penetration via cross-
selling activities —notably tied
to mortgage, credit cards,
personal loans and auto finance.
•
Average origination
(1)
volume
over past 4 quarters of $234
million.
Strong Governance, Risk Management and Compliance Culture
1) Originations include purchases, refinancings, and draws from existing revolving and non-revolving commitments.

Executing for Earnings Growth
17.0%
16.3%
14.8%
11.3%
21.8%
17.5%
16.3%
16.9%
17.2%
18.0%
8.6%
20.6%
13.3%
11.2%
5.8%
Total Loans
Total Assets
Branches
Deposits, net of brokered
MoneyExpress (<$5k)
Commercial Loans
Auto Loans & Leasing
Credit Cards
Residential Mortgage
Mortgage Originations
Personal Loans
POS Terminals
ATM Terminals
Debit Cards
ACH Transactions
Puerto Rico Market Share
Puerto Rico
Opportunities for ongoing market share gains
-
Largest opportunity on deposit products, electronic
banking & transaction services
-
Growth in selected loan products for balanced
risk/return to manage risk concentration and diversify
income sources
-
FirstBank-branded credit card portfolio continues to
broaden and deepen relationships, while diversifying
revenue stream
SE Florida
Expansion prospects in Florida given long-term
demographic trends
-
Continue focus in core deposit growth, commercial
and transaction banking and conforming residential
mortgages
-
Lending teams generating growth in loan portfolio.
Origination volume YTD 2Q 2015 increased $49 million,
or 25%, compared to YTD 2Q 2014.
Virgin Islands
Solidify leadership position by further increasing
customer share of wallet
2
2Q 2015
2
2
2
3
2
2
2
2
2
2
2
2
5
4
Goal: 20%

First BanCorp

1Q2010
2Q2010
3Q2010
4Q2010
1Q2011
2Q2011
3Q2011
4Q2011
1Q2012
2Q2012
3Q2012
4Q2012
1Q2013
2Q2013
3Q2013
4Q2013
1Q2014
2Q2014
3Q2014
4Q2014
1Q2015
2Q2015

Non-Performing Assets ($ millions)
$1,790
$754
-
64%
Commercial NPLs are being carried at 62% of unpaid principal balance, net of specific reserves.
New non-performing loan inflows amounted to $44.9 million in 2Q 2015, or a 62%
decrease, compared to inflows of $118.7 million in 1Q 2015 that included the migration of the $75.0 million credit facility with PREPA.
Total NPAs declined by $110 million or 15% compared to 1Q 2015, mainly from the bulk sale executed in 2Q 2015.
NPAs decreased over $1.1 billion or 64% from the peak in 2010 to $644 million or 5.1% of assets.
Proactively
Managing Asset Quality
NPA Composition
$644
Loan
Portfolio
Book
Value
Accumulated
NCOs
Reserves
NCA
C&I
$143.9
$37.3
$13.1
72.2%
Const.
63.9
93.4
2.1
39.3%
CRE
95.3
18.6
7.6
77.0%
Total
$303.2
$149.3
$22.9
62.0%
Commercial NPLs (Includes HFS)
1) Net Carrying Amount = % of carrying value net of reserves and accumulated charge-offs.
Residential
Consumer
Construction
Commercial
Loans HFS
REO & Repo
$757
$744
$717
$754
$644
1,639
1,551
1,506
1,239
1,233
1,208
1,184
1,138
1,119
1,066
1,008
976
683
506
498
496
522
565
560
524
564
464
150
150
163
163
172
176
188
194
213
242
251
260
256
151
147
175
154
138
130
138
136
133
159
148
95
80
55
55
55
55
55
55
48
9.5%
10.0%
9.3%
10.2%
10.2%
9.6%
8.4%
5.7%
5.7%
5.9%
5.7%
5.1%
Loans HFI
Repossessed Assets & Other
NPLs HFS
NPAs / Assets
175
185
181
173
175
41
43
43
35
33
39
30
29
27
16
310
301
271
329
239
55
55
55
55
48
138
130
138
136
133
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
(1)

Total outstanding exposure to the Puerto
Rico Government was $392 million with a
book value of $378 million as of June 30,
2015.
–
Investment portfolio outstanding principal of
$65.5 million, being carried on books at $34.6
million.
–
Loan exposure is
diversified among all sectors
with the largest public company exposure to
PREPA on nonaccrual status.  PREPA UPB of
$75.0 million.
–
Largest  government exposure to
municipalities supported by assigned tax
revenues.
In addition, there is $131 million of
indirect exposure to the Tourism
Development Fund supporting hotel
projects.
–
Any inability of the TDF to honor its payment
guaranty, for which it has been making
payments
since
2012,
may
result
in
a
change
in the classification of the underlying loans.
Total Government Deposits as of June 30,
2015 were $327 million.
–
Time deposits $22.6 million compared to $17.6
million in 1Q 2015.
–
Transaction
accounts
$304.1
million
compared
to $265.2 million in 1Q 2015.
($ in millions)
Government Unit
Time Deposits
Transaction
Accounts
Total
Municipalities
21.5
$
154.0
$
175.5
$
Public Agencies
1.1

149.8

150.9

Public Corporations
-

0.3

0.3

  Total Deposits
22.6
$
304.1
$
326.7
$
Investment Portfolio
52.7
$
Central Government:
23.3
$
   2 loans
16.3
7.0
Public Corporations:
98.1
$
   3 loans
74.1
CRE - Operating Revenues
20.1
3.9
Municipalities:
204.3
$
   10 loans
204.3
Total Direct Government Exposure
378.4
$
Government Unit
Source of Repayment
Total
Outstanding
Property Tax Revenues
Commonwealth Appropriations
CRE & Commonwealth Appropriation
PREPA Fuel Line
Rental Income
Puerto Rico Government Exposure

Loan Originations
(1)
($ millions)
Loan Portfolio ($ millions)
2,795
2,820
3,011
3,332
3,328
2,062
2,027
1,983
1,937
1,899
148
142
123
124
121
4,461
4,327
4,145
4,092
3,870
72
80
77
82
80
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
$9,538
$9,396
$9,339
$9,567
161
169
154
153
197
272
245
235
220
235
9
8
12
9
14
440
495
490
395
419
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
$882
$917
$891
$777
Residential Mortgage
Consumer & Finance Leases
Construction
Commercial
Loans HFS
Residential mortgage portfolio has grown following
acquisition of competitor.
Reduction in the loan portfolio primarily driven by de-
risking strategies, specifically the bulk sale
transaction in 2Q 2015.
Focus remains on growth opportunities within our
markets.
Increased distribution channels are benefiting our
residential and consumer origination volume.
Florida continues to drive origination volume with
$133 million in originations during 2Q 2015.
The commercial new business pipelines for Puerto
Rico remains stable while Florida is improving.
Despite a challenging market environment, we continue
to selectively pursue quality lending relationships:
Origination and renewal activity stable across all
products in recent quarters:
1) Including refinancing and total draws from existing revolving and non-revolving commitments.
Business Model Driven by Strong Origination Capabilities
$9,298
$866

52%
2%
16%
16%
2%
12%
Auto
Other
Credit Card
Personal & Small Loans
Boat
Finance Leases

3%
57%
38%
2%
Commercial Mortgage
Construction
Commercial & Industrial
Floor Plans

79%
11%
10%
Puerto Rico
Southeastern Florida
Eastern Caribbean

2Q 2015 Consumer Loan Composition
2Q 2015 Commercial Loan Composition
Our well-diversified business model within commercial,
consumer and residential across three unique regions
allows us to be agile when responding to growth
opportunities.
Commercial represents 44%, residential represents 37%
and consumer represents 19% of the total loan portfolio.
21% of Residential portfolio is located outside of Puerto
Rico.
Diversified sources of revenue:
Well Balanced Loan Portfolio Mix
2Q 2015 Residential Loans by Geography

Interest Bearing 34%
Brokered CDs 60%
Non-Interest Bearing 6%
Brokered CDs 25%
Non-Interest Bearing 13%
Interest Bearing 62%

Total Deposit Composition (%)
Core Deposits
(1)
($ millions)
1) Core deposits are total deposits excluding brokered CDs.
$5,108
$6,176
$6,490
$6,738
YTD 2015 core deposits increased $577 million.  Puerto
Rico core deposits, excluding the Doral acquisition, grew
approximately $270 million YTD 2015.
-
Focus on deposit pricing has improved cost of deposits,
net of brokered, which declined to 0.63% YTD June
2015.
Continue to reduce reliance on brokered deposits which
declined $556.3 million YTD 2015.
Successful core deposit growth
Retail
Consumer
CDs & IRAs
Public Funds
$7,174
$5,800
$6,597
2009
2Q 2015
Cost of Deposits
Favorable Funding Mix
2,381
2,477
2,654
2,776
2,842
2,841
3,139
774
763
915
1,108
1,136
1,263
1,346
1,505
2,090
2,126
2,077
2,054
2,092
2,195
448
470
481
529
706
401
494
2009
2010
2011
2012
2013
2014
2Q 2015
1.88%
1.56%
1.34%
0.97%
0.81%
0.72%
0.63%
0.50%
1.00%
1.50%
2.00%
2009
2010
2011
2012
2013
2014
YTD
2015
Total Deposits, Excluding Brokered CDs (%)

Improving Core Performance
Pre-tax pre-provision income of $47.7 million
average 4 quarters of $51 million.
Replacement of NPLs with performing loans should reduce provisioning needs.
Future earnings potential with a reduction in costs associated with managing NPLs and OREO.
Opportunities for income improvement with focused efforts on non-interest expense reduction.
Potential for additional loan growth opportunities outside of the Puerto Rico market.
Strong pre-tax pre-provision income with opportunities for improved efficiencies
1) See pre-tax pre-provision income reconciliation on page 29.
Income Statement
($ in millions except per share data)
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
GAAP Net Interest Income
129.9
$
127.7
$
129.2
$
125.6
$
126.5
$
Provision for loan and lease losses
26.7

27.0

23.9

33.0

27.4

Provision related to bulk sale
-

-

-

-

46.9

Non-interest income
16.6

16.2

17.9

19.3

20.1

Non-recurring non-interest income
(0.7)

-

-

13.4

(13.5)

Non-interest expense
97.6

92.9

93.7

88.8

96.2

Non-recurring non-interest expense
0.6

0.7

-

2.9

6.6

Pre-tax net income (loss)
20.9

23.3

29.5

33.7

(43.9)

Income tax (expense) benefit
0.3

0.1

301.3

(8.0)

9.8

Net income (loss)
21.2
$
23.2
$
330.8
$
25.6
$
(34.1)
$
Adjusted Pre-tax pre-provision earnings
48.6
$
50.8
$
50.7
$
55.4
$
47.7
$
Net Interest Margin, (GAAP) (%)
4.24%
4.14%
4.18%
4.18%
4.18%
Net income (loss) per common share-basic
0.11
$
0.11
$
1.57
$
0.12
$
(0.16)
$
Tangible book value per common share
5.72
$
5.81
$
7.45
$
7.55
$
7.35
$
1

Earnings Continue to Drive Capital Formation
Total stockholders’ equity amounted to $1.7 billion as of June 30, 2015, a decrease of $37.5 million from March 31, 2015, mainly driven by the net loss of $34.1 million and a  decrease of $10.2 million in other comprehensive income due to the fair value of U.S. agency MBS, offset by $5.3 million of trust preferred securities exchanged for common stock during the second quarter.
DFAST results were disclosed in 2Q 2015 and even in the severely adverse scenario, all capital ratios exceed well-capitalized thresholds throughout the nine-quarter time horizon.
19.4%
11.9%
16.4%
12.6%
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
Total Risk
Based Capital
Tier-1
Leverage
Tier
1 Common
Tangible Common
-
-
Capital Ratios (%)

Stronger Franchise: PROVEN
SUCCESS
IMPLEMENTING
STRATEGIC
PLAN
Our franchise has never been stronger and is poised to increase shareholder value navigating through fiscal and economic challenges.
Strong, tenured leadership team with exceptional track record of executing strategic plan during challenging economic cycle. Executive officers are well-vested with over 30%
of base salary in the form of stock compensation.
Priorities remain improving operating results, together with ongoing efforts to become more efficient and further build-out our core franchise.
Improving our risk profile and maintaining a strong capital position remain central to our operating philosophy.
Share price continues to trail capital formation and profitability as TBV ended 2Q15 at
$7.35/share.
The Value of First BanCorp

17 Exhibits

Exhibits
Page
Stock Profile…………………………………………………………………………………………………………….
19
Q2 Earnings Presentation…………………………………………………………………………………………
20
Quarterly NPL Migration Trends………….........................................……………………………………..
27
Non-GAAP Reconciliations……………………………………………………………………………………….
28

Stock Profile

Trading Symbol:
•
FBP
Exchange:
•
NYSE
Share Price (9/11/15):
•
$3.76
Shares Outstanding
(as of July 31, 2015):
•
214,721,826
Market Capitalization
(9/11/15):
•
$807 million
1 Yr. Average Daily Volume:
•
903,214
Price (9/11/15)
to Tangible
Book (6/30/15):
•
0.51x
1)
Includes the U.S. Treasury warrant that entitles it to purchase up to 1,285,899 shares of Common Stock at an exercise price of $3.29 per share, as adjusted as a result of the issuance of shares of Common Stock in the Corporation’s $525m private placement of Common Stock completed in October 2011. The exercise price and the number of shares issuable upon exercise of the warrant are subject to further adjustments under certain circumstances to prevent dilution. The warrant has a 10-year term from its issue date and is exercisable in whole or in part at any time.
2)
Information as of the 4/15/15 Proxy filing.  Excludes shares owned by directors of above named beneficial owners.
Beneficial Owner
Amount
Percent of
Class
Entities affiliated with
Thomas H. Lee Partners, L.P.
41,854,770
19.5%
Entities managed by Oaktree
Capital Management, L.P.
41,854,769
19.5%
United States Department of
the Treasury
(1)
11,577,452
5.4%
All current directors,
Executive Officers and the
Chief Accounting Officer as a
group (18 persons as a
group)
(2)
3,445,935
1.6%

Results
of
Operations:
SECOND
QUARTER
FINANCIAL
HIGHLIGHTS
($ in thousands, except per share data)
2Q 2015
1Q 2015
Variance
2Q 2014
Interest income
151,632
$
152,485
$
(854)
$
158,423
$
Interest expense
25,155

26,838

(1,682)

28,516

Net interest income
126,477

125,647

830

129,907

Provision for loan and lease losses
74,266

32,970

41,296

26,744

Non-interest income
19,767

19,442

325

16,310

Loss on investments & impairments
(13,097)

(156)

(12,941)

291

Bargain purchase gain
-

13,443

(13,443)

-

Equity in losses of unconsolidated entities
-

-

-

(670)

Total non-interest income
6,670

32,729

(26,059)

15,931

Personnel expense
37,945

35,654

2,291

34,793

Occupancy and equipment expense
15,059

14,349

710

14,482

Insurance and supervisory fees
6,796

6,860

(64)

10,784

REO expense
4,874

2,628

2,246

6,778

Other operating expenses
38,125

32,238

5,887

31,308

Total non-interest expense
102,799

91,729

11,070

98,145

Pre-tax income (loss)
(43,918)

33,678

(77,595)

20,949

Income tax expense (benefit)
(9,844)

8,032

(17,876)

(276)

Net income (loss)
(34,075)
$
25,645
$
(59,720)
$
21,225
$
Select Financial Information
Adjusted Pre-tax, pre-provision income
47,727
$
55,445
$
(7,718)
$
48,622
$
Fully diluted EPS
(0.16)
$
0.12
$
(0.28)
$
0.11
$
Book value per share
7.60
$
7.81
$
(0.21)
$
5.97
$
Tangible book value per share
7.35
$
7.55
$
(0.20)
$
5.72
$
Common stock price
4.82
$
6.20
$
(1.38)
$
5.44
$
Net Interest Margin (GAAP)
4.18%
4.18%
0.00%
4.20%
Efficiency ratio
77.2%
57.9%
19.3%
67.3%

Results of Operations: SECOND
QUARTER
FINANCIAL
HIGHLIGHTS
($ in millions)
$2.4 million of interim
servicing costs were paid in
2Q 2015 through the
conversion date. The
estimated internal costs for
the corresponding services are
approximately $0.8 million, or
approximately $0.4 million a
month. During 1Q 2015 the
interim servicing costs were
$1.2 million.
$1.3 million in consulting and
legal fees expenses for special
projects, as well as strategic,
stress testing and capital
planning
not expected to be
incurred on an ongoing basis.
1) Amount is presented net of normal processing costs.
2Q 2015
1Q 2015
Pre-tax income (loss), as reported
(43.9)
$
33.7
$
Significant unusual items:
   Loss on bulk sale of assets
48.7

-

   Other than temporary impairment charge
12.9

-

   Acquisition and conversion costs
2.6

2.1

   Bargain purchase gain
-

(13.4)

Adjusted pre-tax income, as reported
20.2

22.3

Other estimated non-recurring amounts:
  Excess interim servicing costs
(1)
1.6

0.8

  Other professional fees
1.3

-

Non-GAAP pre-tax income
23.0
$
23.1
$

Key Highlights
Net Interest Income ($ millions)
Net interest income increased $0.9 million in
2Q 2015. This increase was mainly due to:
o
A $2.8 million increase in interest income on
residential mortgages primarily due to the
acquisition of Doral Bank; and
o
A $1.7 million decline in interest expense and
funding costs.
This increase was partially offset by:
o
A $1.6 million decrease in interest income on
securities due to accelerated prepayment speeds;
o
A $1.5 million decline in interest income on
commercial loans attributable to $127 million
decline in average volume, including accruing loans
sold as part of the bulk sale of assets; and
o
A $0.8 million decrease in interest income on
consumer loans due to a $44 million decline in
average volumes.
GAAP NIM was flat quarter-over-quarter.
Results of Operations: NET
INTEREST
INCOME
$129.9
$127.7
$129.2
$125.6
$126.5
4.21%
4.14%
4.18%
4.18%
4.18%
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
Net Interest Income ($)
Net Interest Margin (GAAP %)

Key Highlights
Non-Interest Income
(1)
($ millions)
4.2
4.2
4.2
4.6
5.2
3.0
3.8
4.5
3.6
4.8
9.3
8.2
9.3
11.1
10.1
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
  Other
  Mortgage Banking
  Service Charges on Deposits
1) Non interest income excludes equity losses of unconsolidated entities, OTTI, HFS bulk sale impact and bargain purchase gain.
Excluding the $12.9 million OTTI charge on
Puerto Rico Government debt securities and
the $0.6 million pre-tax loss on a commercial
loan HFS and sold in the bulk sale, adjusted
non-interest income increased $0.8 million
compared to 1Q 2015, due to:
o
A $1.2 million increase in revenues on
mortgage banking;
o
A $0.6 million increase in service charges
on deposits and $0.3 million increase in
other fees related to deposits assumed
from Doral Bank.
This increase was partially offset by $1.5
million decrease in seasonal contingent
insurance commissions recognized in 1Q
2015.
$16.6
$16.2
$17.9
$19.3
Results of Operations: NON-INTEREST
INCOME
$20.1

Results of Operations: OPERATING
EXPENSES
A $2.3 million increase in credit related expenses
driven by higher write-downs to commercial OREO
properties in Puerto Rico.
A $2.2 million increase in compensation and
benefit expenses mainly due to salary merit
increases that became effective early in the
second quarter and the full quarter impact of
personnel costs related to branches acquired from
Doral Bank.
A $0.8 million increase in adjusted occupancy and
equipment costs primarily related to the full
quarter impact of rental, depreciation and
maintenance expenses associated with the
acquired Doral Bank branches.
A $1.0 million increase in adjusted business
promotion expenses, primarily related to seasonal
marketing
campaigns.
Interim servicing costs of $2.4 million and $1.2
million were paid in the 2Q 2015 and 1Q 2015
respectively, through final conversion in May.
Assuming normal internal processing costs, these
amounts would have been approximately $0.8
million in 2Q 2015 and $0.4 million in 1Q 2015.
$1.3 million in consulting and legal fees expenses
for special projects, as well as strategic, stress
testing and capital planning not expected to be
incurred on an ongoing basis.
($ in millions)
2Q 2015
1Q 2015
% Change
Credit related expenses
8.4
$
6.1
$
39%
Compensation & benefits
37.8

35.7

6%
Occupancy & equipment
15.1

14.2

6%
Credit & debit card processing expenses
3.9

4.0

0%
Taxes other than income
3.1

3.0

4%
Other professional fees
4.7

4.5

4%
Deposit insurance prem & supervisory
6.8

6.9

-1%
Business promotion
3.7

2.7

35%
All other expenses
12.7

11.8

7%
Non-GAAP operating expenses
96.2
$
88.8
$
8%
Doral acquisition & conversion
2.6

2.1

23%
Excess interim servicing costs - Doral
1.6

0.8

89%
Other professional fees
1.3

-

Bulk sale of assets & related loss on OREO
1.2

-

  Total operating expenses, as reported
102.8
$
91.7
$
12%

Key Highlights
Net Charge-Offs ($ millions)
5
6
7
5
3
17
18
19
16
11
28
15
2
8
62
3
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
  Residential
  Consumer
  Commercial
  Construction
Total net charge-offs for 2Q 2015 were $79 million, or
3.35% of average loans, compared to $29 million in 1Q
2015. Excluding the impact of charge-offs related to
the bulk sale, total net charge-offs in 2Q 2015 were
$17.4 million, or an annualized 0.75% of average loans,
compared to $29.3 million, or 1.25%, in 1Q 2015.
Allowance coverage ratio of 2.40% as of June 30, 2015
compared to 2.38% as of March 31, 2015.
Loan
Portfolio
Book Value
Accumulated
NCOs
Reserves
NCA
(1)
C&I
$143.9
$37.3
$13.1
72.2%
Const.
63.9
93.4
2.1
39.3%
CRE
95.3
18.6
7.6
77.0%
Total
$303.2
$149.3
$22.9
62.0%
$52
$43
$27
$29
Commercial NPLs (Includes HFS)
1) Net Carrying Amount = % of unpaid principal balance net of reserves and accumulated charge-offs.
Results of Operations: NET
CHARGE-OFFS
$79

Results of Operations: KEY
MARGIN
DRIVERS
Q2  vs. Q1 Change in Average Interest Earning Assets & Interest Bearing Liabilities
1) On a tax equivalent basis and excluding valuations
$
in
%
in
Average
Average
Volume
Rate
Average total investments
(70,779)
$
(0.25%)
(1,948)
$
Average loans & leases:
Residential mortgage loans
200,621
(0.06%)
2,834
Construction loans
(2,165)
0.09%
34
C&I and commercial mortgage loans
(125,039)
(0.20%)
(2,838)
Finance leases
(1,550)
(0.22%)
(104)
Consumer loans
(42,205)
(0.00%)
(648)
Total average loans
29,662
(0.12%)
(722)
Average total interest-earning assets
(41,117)
(0.13%)
(2,670)
Interest-bearing liabilities:
Brokered CDs
(298,716)
0.01%
571
Other interest-bearing deposits
185,939
(0.04%)
143
Other borrowed funds
(160,765)
0.05%
979
Average total interest-bearing liabilities
(273,542)
(0.05%)
1,683
Increase (decrease) in net interest income
(1)
(987)
$
Net Interest
Income
Changes

QUARTERLY
NPL MIGRATION
TRENDS
Residential
Mortgage
Commercial
Mortgage
Commercial &
Industrial
Construction
Consumer
Total
Beginning balance
172,583
$
142,385
$
186,500
$
27,163
$
34,914
$
563,545
$
    Plus:
         Additions to non-performing
25,058

3,902

2,576

280

13,070

44,886

    Less:
        Non-performing loans transferred to OREO
(5,630)

(6,826)

(513)

(120)

(556)

(13,644)

        Non-performing loans charged-off
(2,388)

(2,777)

(647)

-

(8,759)

(14,571)

        Loans returned to accrual status / collections
(14,588)

(7,253)

(4,061)

(151)

(5,271)

(31,324)

        Bulk sale transaction
-

(34,343)

(39,921)

(11,054)

-

(85,318)

Ending balance
175,035
$
95,088
$
143,935
$
16,118
$
33,398
$
463,574
$
Residential
Mortgage
Commercial
Mortgage
Commercial &
Industrial
Construction
Consumer
Total
Beginning balance
180,707
$
148,473
$
122,547
$
29,354
$
42,815
$
523,896
$
    Plus:
         Additions to non-performing
19,213

5,802

79,503

128

14,079

118,725

    Less:
        Non-performing loans transferred to OREO
(5,048)

-

(4,866)

(265)

-

(10,179)

        Non-performing loans charged-off
(5,073)

(3,970)

(4,304)

(605)

(13,815)

(27,767)

        Loans returned to accrual status / collections
(17,216)

(7,920)

(6,380)

(1,449)

(8,165)

(41,130)

Ending balance
172,583
$
142,385
$
186,500
$
27,163
$
34,914
$
563,545
$
March 31, 2015
June 30, 2015

Use of Non-GAAP Financial Measures
Basis of Presentation
Use of Non-GAAP Financial Measures
This presentation may contain non-GAAP financial measures. Non-GAAP financial measures are set forth when management believes they will be helpful to an understanding of the Corporation’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the text or in the attached tables to the earnings release.
Tangible Common Equity Ratio and Tangible Book Value per Common Share
The tangible common equity ratio and tangible book value per common share are non-GAAP financial measures generally used by the financial community to evaluate
capital
adequacy.
Tangible
common
equity
is
total
equity
less
preferred
equity,
goodwill,
core
deposit
intangibles,
and
other
intangibles,
such
as
the
purchased credit card relationship intangible. Tangible assets are total assets less goodwill, core deposit intangibles, and other intangibles, such as the purchased credit card
relationship
intangible.
Management
and
many
stock
analysts
use
the
tangible
common
equity
ratio
and
tangible
book
value
per
common
share
in
conjunction
with more traditional bank capital ratios to compare the capital adequacy of banking organizations with significant amounts of goodwill or other intangible assets, typically stemming from the use of the purchase method of accounting for mergers and acquisitions. Neither tangible common equity nor tangible assets, or the related measures should be considered in isolation or as a substitute for stockholders’ equity, total assets, or any other measure calculated in accordance with GAAP.
Moreover, the manner in which the Corporation calculates its tangible common equity, tangible assets, and any other related measures may differ from that of other companies reporting measures with similar names.
(In thousands, except ratios and per share information)
June 30,
March 31,
December 31,
September 30,
June 30,
2015
2015
2014
2014
2014
Total equity -
GAAP
$
1,668,220
$
1,705,750
$
1,671,743
$
1,324,157
$
1,306,001
Preferred equity
(36,104)
(36,104)
(36,104)
(36,104)
(36,104)
Goodwill
(28,098)
(28,098)
(28,098)
(28,098)
(28,098)
Purchased credit card relationship
(14,854)
(15,622)
(16,389)
(17,235)
(18,080)
Core deposit intangible
(10,283)
(10,914)
(5,420)
(5,810)
(6,200)
Tangible common equity
$
1,578,881
$
1,615,012
$
1,585,732
$
1,236,910
$
1,217,519
Total assets -
GAAP
$
12,578,813
$
13,147,919
$
12,727,835
$
12,643,280
$
12,523,251
Goodwill
(28,098)
(28,098)
(28,098)
(28,098)
(28,098)
Purchased credit card relationship
(14,854)
(15,622)
(16,389)
(17,235)
(18,080)
Core deposit intangible
(10,283)
(10,914)
(5,420)
(5,810)
(6,200)
Tangible assets
$
12,525,578
$
13,093,285
$
12,677,928
$
12,592,137
$
12,470,873
Common shares outstanding
214,694
213,827
212,985
212,978
212,760
Tangible common equity ratio
12.61%
12.33%
12.51%
9.82%
9.76%
Tangible book value per common share
7.35
$
7.55
$
7.45
$
5.81
$
5.72
$
Tangible Equity:
Tangible Assets:

Use of Non-GAAP Financial Measures
Basis of Presentation
Use of Non-GAAP Financial Measures
This presentation may contain non-GAAP financial measures. Non-GAAP financial measures are set forth when management believes they will be helpful to an understanding of the Corporation’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the text or in the attached tables to the earnings release.
Adjusted Pre-Tax, Pre-Provision Income
Adjusted pre-tax, pre-provision income is a non-GAAP performance metric that management believes is useful in analyzing underlying performance trends, particularly in times of economic stress.  Adjusted pre-tax, pre-provision income, as defined by management, represents net income (loss) excluding income tax expense (benefit), the provision for loan and lease losses, gains on sale and OTTI of investment securities, fair value adjustments on derivatives, equity in earnings or loss of unconsolidated entity up until the second quarter of 2014 when the value of the investment became zero as well as certain items identified as unusual, non-recurring or non-operating.
In addition, from time to time, adjusted pre-tax, pre-provision income will reflect the omission of revenue or expense items that management judges to be outside of
ordinary
banking
activities
or
of
items
that,
while
they
may
be
associated
with
ordinary
banking
activities,
are
so
unusually
large
that
management
believes
that
a complete analysis of the Corporation’s performance requires consideration also of adjusted pre-tax, pre-provision income that excludes such amounts.
(Dollars in thousands)
June 30,
March 31,
December 31,
September 30,
June 30,
2015
2015
2014
2014
2014
(Loss) income before income taxes
(43,918)
$
$
33,678
29,454
$
23,265
$
20,949
$
Add: Provision for loan and lease losses
74,266
32,970
23,872
26,999
26,744
Add/Less: Net loss (gain) on investments and impairments
13,097
156
172
245
(291)
Less: Unrealized gain on derivative instruments
-
-
(265)
(418)
(262)
Less: Prepayment penalty collected on a commercial mortgage loan
-
-
(2,546)
-
-
Less: Bargain purchase gain on assets acquired/deposits assumed from Doral
-
(13,443)
-
-
-
Add: Non-recurring expenses for acquisition of loans/assumption of deposits from Doral
2,562
2,084
-
659
576
Add: Loss on a commercial mortgage loan held for sale and certain OREOs included in the bulk sale of assets
802
-
-
-
-
Add: Bulk sale of assets related expenses
918
-
-
-
-
Add: Branch consolidations and restructuring expenses
-
-
-
-
236
Add/Less: Equity in loss of unconsolidated entity
-
-
-
-
670
Adjusted pre-tax, pre-provision income (1)
47,727
$
55,445
$
50,687
$
50,750
$
48,622
$
Change from most recent prior quarter-amount
(7,718)
$
4,758
$
(63)
$
2,128
$
(8,278)
$
Change from most recent prior quarter-percentage
-13.9%
9.4%
-0.1%
-14.5%
(1)
See
"Basis
of
Presentation"
for
definition.
Quarter Ended
4.4%